UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM N-CSR

__________________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Matthew G.P. Sallee
5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Item 1.       Report to Stockholders.

(a)     The report to Shareholders is attached herewith.

Annual Report | November 30, 2025

2025 Annual Report
Closed-End Fund

Midstream focused

Tortoise Energy Infrastructure Corp. (TYG)

www.tortoisecapital.com

Tortoise
2025 Annual Report to Stockholders

Letter to Stockholders	1
Fund Focus	3
Financial Statements	6
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	30
Company Officers and Directors	31
Additional Information	33

Fund Portfolio
	Name/Ticker	Primary focus	Structure	Total Assets ($ millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by structure(1)
Midstream focused	Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Energy Infrastructure	Regulated investment company	$1,288.0

(1)  As of 11/30/2025

Tortoise

2025 Annual Report | November 30, 2025
Tortoise 2025 Annual Report to closed-end fund stockholders

Fund Evolution Over the Past Year

Over the past year, Tortoise Energy Infrastructure Corp. (TYG) has undergone a purposeful evolution designed to strengthen its positioning, improve efficiency, and enhance long-term shareholder value through consolidation and portfolio optimization. As part of Tortoise Capital’s broader closed-end fund reorganization, TYG was designated as the firm’s flagship closed-end fund, reflecting its scale, strategy, and alignment with long-term secular demand trends.

In December 2024, TYG completed the merger with Tortoise Midstream Energy Fund (NTG), increasing the fund’s asset base to approximately $1.0 billion and further diversifying its portfolio across essential midstream, power, and renewable infrastructure assets.

Concurrent with this merger, the Board approved a transition to monthly distributions and a meaningful increase in the distribution rate, reinforcing TYG’s income-oriented mandate while maintaining a disciplined, total-return investment approach.

Building on this momentum, in 2025 TYG completed a second strategic merger with Tortoise Sustainable and Social Impact Term Fund (TEAF), further enhancing scale, simplifying the product lineup, and reinforcing TYG’s role as the firm’s sole closed-end fund offering.

Following the merger, TYG’s assets grew to approximately $1.3 billion, improving trading liquidity and operational efficiency while preserving the fund’s core investment objective and portfolio management discipline.

Today, TYG is positioned as a larger, more focused vehicle providing investors with diversified exposure to energy and power infrastructure. The fund is diversified across power infrastructure and natural gas-oriented assets, with approximately 40% invested in power infrastructure and the remainder allocated across natural gas transportation and storage, liquids infrastructure, local gas distribution, and other essential assets, rather than being concentrated in oil-related infrastructure. As a result, TYG's return profile is driven primarily by regulated and volume-based business models tied to electricity and natural gas demand, underscoring that crude oil price movements are not as relevant to the fund's performance. The fund is well aligned with long-term structural tailwinds, including electrification, data center growth, grid modernization, and rising natural gas and liquefied natural gas (LNG) demand, while remaining committed to delivering attractive current income and long-term total return.

Market Update

Stock performance across energy infrastructure and power sectors diverged in fiscal 2025. Energy infrastructure, as measured by the Alerian Midstream Energy Index, declined 1.2% for the year, while utilities advanced 12.6%, as measured by the S&P 500 Utilities Sector Index. Midstream equities came under pressure beginning in April following the escalation of global tariff actions and OPEC+’s decision to return curtailed oil supply to the market more quickly than previously anticipated. Partially offsetting this pressure was an increasingly constructive outlook for natural gas, driven by rising power generation demand and the continued buildout of US LNG export capacity.

Utilities, meanwhile, proved more defensive and increasingly growth-oriented, benefiting from accelerating electricity demand tied to AI-led data center development, onshoring of industrial activity, and broader electrification trends. These secular demand drivers helped insulate the sector from commodity price volatility and supported stronger relative performance over the year.

At a fundamental level, North American energy infrastructure equities demonstrated notable resilience amid broader commodity volatility in fiscal year 2025, supported by modest throughput volume growth, disciplined capital investment, and strengthened balance sheets. Operators largely delivered in-line operating results, reaffirmed guidance, and advanced key expansion projects, underscoring durable demand for the transportation of natural gas, crude oil, and natural gas liquids (NGLs) across the continent. Dividend growth remained a cornerstone of the sector’s investment appeal, reinforcing confidence in its income profile, while share repurchases provided an additional lever for capital return during periods of equity market volatility. Sector performance was further underpinned by modest growth in oil and natural gas production alongside a robust buildout of U.S. LNG export capacity. The United States, already the world’s leading LNG exporter, increased exports from nearly 12 billion cubic feet per day (Bcf/d) in 2024 to an average approaching 15 Bcf/d in 2025.

Market dynamics for natural gas infrastructure continued to evolve meaningfully. Natural gas is increasingly expected to meet the majority of incremental data center power generation needs, driving heightened demand for pipeline capacity. In response, many pipeline operators announced expansions and new projects to supply utilities with additional natural gas, with select projects designed to more directly serve data centers for on-site power generation. Free cash flow generation remained more than sufficient to fund elevated capital expenditures without reliance on equity issuance, preserving balance sheet strength and shareholder returns. M&A activity was largely focused on complementary assets with clear strategic and operational synergies, reinforcing portfolio quality rather than signaling broad consolidation. At the same time, regulatory developments modestly improved permitting timelines and reduced certain administrative burdens. Taken together, these dynamics reinforced the long-term attractiveness of natural gas infrastructure assets and helped offset near-term sentiment pressure stemming from oil price weakness.

In fiscal 2025, US utility and power equities delivered solid performance relative to broader markets, supported by strong fundamental earnings growth and resilient demand trends. Electricity consumption reached record levels, driven in part by rapid expansion of AI-intensive data centers, broader electrification of the economy,

(unaudited)
Tortoise	1

Tortoise 2025 Annual Report to closed-end fund stockholders (continued)

and reshoring of industrial activity, which collectively lifted utility load growth and bolstered forward earnings expectations. Capital expenditure forecasts grew with utilities trying to balance this increased demand with customer affordability. Regulated utilities benefited from rate base expansion and constructive regulatory outcomes in key jurisdictions. Independent power producers with direct exposure to rising power demand and prices posted more volatile but compelling gains. This backdrop, coupled with improving economic growth and expectations for lower interest rates, helped sector valuations expand modestly.

Conclusion

Fiscal 2025 marked a transformative year for TYG, defined by increased scale, enhanced income delivery, and a sharpened focus on energy and power infrastructure aligned with long-term secular demand trends. With a disciplined investment approach and improved efficiency, the fund is well positioned to deliver attractive current income and long-term total return as global energy and electricity demand continue to evolve.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)
2	Tortoise

2025 Annual Report | November 30, 2025
Tortoise Energy Infrastructure Corp. (TYG)

Fund description

Tortoise Energy Infrastructure Corp. (TYG) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of energy and power infrastructure companies. The fund is positioned to benefit from growing energy and power demand. These companies process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil as well as generate, transport and distribute electricity.

Fund performance

The midstream energy sector declined 1.2% for the fiscal year ending November 30, 2025, as measured by the Alerian Midstream Energy Index (AMNA), nearly in-line with broader energy’s 1.8% decline, as measured by the S&P 500 Energy Sector Index. Midstream equities faced headwinds beginning in April as heightened trade tensions increased broader economic uncertainty and the Organization of Petroleum Exporting Countries Plus (OPEC+) accelerated the reintroduction of previously withheld oil volumes more quickly than anticipated. This shift toward supply outpacing demand weighed on crude prices, with oil finishing the fiscal year just over $58 per barrel, roughly $10 below its level at the start of the year, dampening broader investor sentiment toward the energy sector. Partially offsetting this pressure was an increasingly constructive outlook for natural gas, supported by rising power generation demand and the continued buildout of U.S. liquefied natural gas (LNG) export capacity.

Fundamentally, North American energy infrastructure equities demonstrated notable resilience. Modest throughput growth, disciplined capital investment, and strengthened balance sheets supported sector stability. Utilities exhibited comparatively defensive characteristics while also benefiting from structural growth opportunities tied to rising electricity demand from data centers and broader electrification trends. These long-term trends reduced sensitivity to commodity price fluctuations and contributed to the sector's relatively resilient performance during the year.

The fund’s market-based and NAV-based returns (including the reinvestment of distributions) for the fiscal year were 6.4% and (0.6)%, respectively. The Tortoise MLP Index and the Tortoise Decarbonization Infrastructure Index returned 1.1% and 8.0%, respectively, during the same period.

2025 fiscal year summary
Monthly distributions rate per share	$0.4750
Quarterly distributions rate per share	$1.4250
Distribution rate (as of 11/30/2025)	12.9%
Year-over-year distribution increase	50.7%
Cumulative distributions paid per share to stockholders since inception in February 2004	$51.3175
Market-based total return	6.37%
NAV-based total return	(0.60)%
Premium (discount) to NAV (as of 11/30/2025)	(5.3)%

Key asset performance drivers

Top contributors	Company type
Evergy, Inc.	Power
Clearway Energy, Inc.	Renewable infrastructure
MPLX LP	Refined products pipelines
Constellation Energy Corp	Power
Sempra Energy	Power
Top detractors	Company type
ONEOK Inc	Natural gas pipelines
Targa Resources Corp.	Natural gas pipelines
Tortoise HoldCo II, LLC – Private	Renewable infrastructure
Venture Global Inc	Natural gas pipelines
Energy Transfer LP	Natural gas pipelines

Unlike the fund return, index return is pre-expenses and taxes. One cannot invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal period.

(unaudited)
Tortoise	3

Tortoise Energy Infrastructure Corp. (TYG) (continued)

Value of $10,000 vs. Tortoise Energy Infrastructure Fund – Market (unaudited)
From November 30, 2015 through November 30, 2025

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect during the relevant period. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns do not reflect the deduction of fees, expenses, or taxes. One cannot invest directly in an index.

Annualized Rates of Return as of November 30, 2025

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Infrastructure Fund – NAV	-0.60%	14.17%	23.18%	-0.30%	4.45%
Tortoise Energy Infrastructure Fund – Market	6.37%	20.40%	28.54%	0.14%	3.98%
S&P 500® Index	15.00%	20.57%	15.28%	14.63%	10.67%
Tortoise MLP Index®	1.12%	16.13%	25.47%	8.86%	9.65%
Tortoise Decarbonization Infrastructure IndexSM(2)	7.97%	14.16%	N/A	N/A	N/A

(1)  Inception date of the Fund was February 25, 2004.

(2)  The Tortoise Decarbonization Infrastructure Index was added to reflect the inclusion of a broader scope of energy infrastructure equities including midstream, utilities, and renewables in TYG effective November 30, 2021.

Performance assumes the reinvestment of capital gains and income distributions. The reinvestment price is determined pursuant to the Fund's dividend reinvestment plan. Index returns do not reflect the deduction of fees, expenses, or taxes. One cannot invest directly in an index.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 10% to 15% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. The Board carefully evaluates the sustainability of distributions based on portfolio income, capital gains potential and market conditions to support long-term shareholder value, and distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization increased $94.0 million during the six months ended Q4 2025, compared to the six months ended Q2 2025, and represented 21.7% of total assets at year-end. The increase in leverage reflects the issuance of $80.0 million of Senior Notes and Mandatory Redeemable Preferred Shares in Q4 2025, as well as the Q4 2025 merger with Tortoise Sustainable and Social Impact Term Fund (TEAF) and the assumptions of TEAF’s outstanding leverage. At fiscal year-end, the fund was in compliance with applicable coverage ratios, 74.2% of the leverage cost was fixed, the weighted-average maturity was 3.4 years and the weighted-average annual rate on leverage was 4.55%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the period ended November 30, 2025, $21.6 million of Senior Notes and $15.7 million of Mandatory Redeemable Preferred Shares were paid in full upon maturity.

Income taxes

As of November 30, 2025, the fund's deferred tax liability was $19.1 million. The fund had $33.0 million of capital loss carryforwards for federal income tax purposes, which can be used to offset future capital gains, subject to limitations. To the extent the fund recognizes built-in gains from the conversion transaction it could owe federal income tax. Tax payments can be funded from investment earnings, fund assets, or borrowings. See Footnote 5 — Income Taxes for further detail.

For further information regarding the fund’s leverage and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoisecapital.com.

(unaudited)
4	Tortoise

2025 Annual Report | November 30, 2025
TYG Key Financial Data (Supplemental unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2024		2025
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$8,397	$8,397	$18,873	$18,873	$18,873	$22,616
Distributions paid on common stock per share	0.7800	0.7800	1.0950	1.0950	1.0950	1.2050
Total assets, end of period(2)	578,758	689,509	1,055,150	968,890	1,033,864	1,287,992
Average total assets during period(2)(3)	564,953	620,894	951,150	1,004,184	1,011,161	1,110,997
Leverage(4)	120,994	127,194	211,456	185,956	216,649	279,915
Leverage as a percent of total assets	20.9%	18.4%	20.0%	19.2%	21.0%	21.7%
Operating expenses before leverage costs and current taxes(5)	1.36%	1.42%	1.46%	1.24%	1.63%	1.74%
Net unrealized appreciation (depreciation), end of period	6,236	16,973	11,714	15,642	10,958	84,883
Net assets, end of period	455,838	559,339	832,046	772,195	788,805	983,242
Average net assets during period(6)	441,752	494,367	776,791	776,922	790,039	846,185
Net asset value per common share	42.34	51.96	48.27	44.80	45.77	46.54
Market value per share	35.77	46.00	43.34	40.50	42.63	44.09
Shares outstanding (000’s)	10,765	10,765	17,236	17,236	17,236	21,125

(1)  Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.

(2)  Includes deferred issuance and offering costs on senior notes and preferred stock.

(3)  Computed by averaging month-end values within each period.

(4)  Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.

(5)  As a percent of total assets

(6)  Computed by averaging daily net assets within each period.

(unaudited)
Tortoise	5

TYG Consolidated Schedule of Investments November 30, 2025
	Shares	Value
COMMON STOCKS — 101.5%
Canada Crude Oil Pipelines — 0.8%
Enbridge, Inc.	161,060	$7,856,507

Canada Natural Gas Infrastructure — 1.4%
Rockpoint Gas Storage, Inc.	679,733	13,614,603

Canada Natural Gas/Natural Gas Liquids Pipelines — 2.0%
TC Energy Corp.	354,238	19,383,903

United States Crude Oil Pipelines — 4.4%
Plains GP Holdings LP	2,362,414	43,799,156

United States Data Center Infrastructure — 2.3%
Core Scientific, Inc.(f)	577,511	9,754,161
Fermi, Inc.(f)	779,186	12,848,777
		22,602,938

United States Local Distribution Companies — 5.4%
CenterPoint Energy, Inc.	663,890	26,542,322
NiSource, Inc.	615,662	27,169,164
		53,711,486

United States Natural Gas Gathering/Processing — 1.9%
Antero Midstream Corp.	545,586	9,826,004
Hess Midstream Partners LP	261,726	8,814,931
		18,640,935

United States Natural Gas/Natural Gas Liquids Pipelines — 29.1%
Cheniere Energy, Inc.	140,639	29,317,606
DT Midstream, Inc.	356,850	43,343,001
Kinder Morgan, Inc.	832,273	22,737,698
ONEOK, Inc.	545,062	39,691,415
Targa Resources Corp.	314,431	55,122,899
The Williams Companies, Inc.	1,569,466	95,627,563
		285,840,182

United States Renewables and Power Infrastructure — 54.2%
Clearway Energy, Inc.	1,391,730	50,965,153
CMS Energy Corp.	188,131	14,192,603
Constellation Energy Corp.	143,262	52,198,942
DTE Energy Co.	101,534	13,913,204
Entergy Corp.	301,093	29,362,589
Evergy, Inc.	1,139,509	88,482,874
First Solar, Inc.(f)	25,431	6,940,628
NRG Energy, Inc.	251,614	42,646,057
Sempra Energy	1,081,812	102,469,234
Talen Energy Corp.	109,456	43,155,217
Vistra Corp.	262,749	46,995,286
	Shares/Units	Value
United States Renewables and Power Infrastructure — 54.2%
WEC Energy Group, Inc.	117,689	$13,189,406
Xcel Energy, Inc.	337,307	27,696,278
		532,207,471
TOTAL COMMON STOCKS (Cost $1,018,580,335)		997,657,181

MASTER LIMITED PARTNERSHIPS — 26.0%
United States Natural Gas Gathering/Processing — 5.1%
Western Midstream Partners LP	1,292,727	50,842,953
United States Natural Gas/Natural Gas Liquids Pipelines — 10.8%
Energy Transfer LP	3,638,273	60,795,542
Enterprise Products Partners LP	1,388,469	45,458,475
		106,254,017
United States Refined Product Pipelines — 10.1%
MPLX LP	1,827,071	99,264,767
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $125,937,076)		256,361,737
PRIVATE INVESTMENTS — 2.8%
United States Power — 0.2%
One Power Company(b)(c)	24,266	1,909,491
United States Renewables — 2.6%
Renewable Holdco, LLC(b)(c)(d)	N/A	9,085,317
Renewable Holdco I, LLC(b)(c)(d)	N/A	9,243,806
Renewable Holdco II, LLC(b)(c)(d)	N/A	7,395,753
		25,724,876
TOTAL PRIVATE INVESTMENTS (Cost $52,006,342)		27,634,367
	Par	Value
PRIVATE NOTES — 0.3%
Bermuda Renewables — 0.3%
Saturn Solar Bermuda 1 Ltd., 10.00%, 12/31/2025(b)(c)	$2,400,000	$2,542,800
TOTAL PRIVATE NOTES (Cost $2,570,451)		2,542,800
The accompanying notes are an integral part of these financial statements.
6	Tortoise

2025 Annual Report | November 30, 2025
TYG Consolidated Schedule of Investments November 30, 2025
	Shares	Value
SHORT-TERM INVESTMENTS(a)
Money Market Funds — 0.0%(a)
Invesco Government & Agency Portfolio — Institutional Class, 3.91%(e)	450,616	$450,616
TOTAL MONEY MARKET FUNDS (Cost $450,616)		450,616

TOTAL INVESTMENTS — 130.6% (Cost $1,199,544,820)		1,284,646,701
Liabilities in Excess of Other Assets — (2.2)%		(21,489,654)
Credit Facility Borrowings — (7.3)%		(72,100,000)
Senior Notes — (14.0)%		(137,909,718)
Mandatory Redeemable Preferred Stock at Liquidation Value — (7.1)%		(69,905,300)
TOTAL NET ASSETS — 100.0%		$983,242,029

Percentages are stated as a percent of net assets.

LLC – Limited Liability Company

LP – Limited Partnership

(a)  Represents less than 0.05% of net assets.

(b)  Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $30,177,167 or 3.1% of net assets as of November 30, 2025.

(c)  Restricted Securities have a total fair value of $30,177,167 which represents 3.1% of net assets as of November 30, 2025

(d)  Deemed to be an affiliate of the fund.

(e)  The rate shown represents the 7-day annualized yield as of November 30, 2025.

(f)  Held in connection with written option contracts. See Schedule of Written Options for further information.

The accompanying notes are an integral part of these financial statements.
Tortoise	7

TYG Schedule of Options Written November 30, 2025
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Core Scientific, Inc.	Dec 2025	$25.00	(5,775)	$(9,753,975)	$(75,075)
First Solar, Inc.	Dec 2025	300.00	(254)	(6,932,168)	(104,140)
Fermi, Inc.	Dec 2025	25.00	(7,791)	(12,847,359)	(280,476)
Total Value of Call Options Written (Premiums received $234,872)				$(29,533,502)	$(459,691)
The accompanying notes are an integral part of these financial statements.
8	Tortoise

2025 Annual Report | November 30, 2025
Consolidated Statements of Assets & Liabilities November 30, 2025
Tortoise Energy Infrastructure Corp.(1)
Assets
Investments in unaffiliated securities at fair value(2)	$1,258,921,825
Investments in affiliated securities at fair value(3)	25,724,876
Cash(7)	652,302
Receivable for premiums on options written	98,333
Dividends, distributions and interest receivable from investments	1,711,737
Income tax receivable	394,369
Prepaid expenses and other assets	488,560
Total assets	1,287,992,002
Liabilities
Call options written, at fair value(4)	459,691
Payable to Adviser	2,099,297
Accrued expenses and other liabilities	4,000,953
Deferred tax liability	19,058,668
Credit facility borrowings	72,100,000
Senior notes, net(5)	137,328,463
Mandatory redeemable preferred stock, net(6)	69,702,901
Total liabilities	304,749,973
Net assets applicable to common stockholders	$983,242,029
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$21,125
Additional paid-in capital	876,858,458
Total distributable accumulated earnings	106,362,446
Net assets applicable to common stockholders	$983,242,029

Capital shares:
Authorized	100,000,000

Outstanding	21,124,673

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$46.54

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$1,156,588,479
(3) Investments in affiliated securities at cost	$42,956,341
(4) Call options written, premiums received	$234,872
(5) Deferred debt issuance and offering costs	$581,255
(6) Deferred offering costs	$202,399
(7)	Total cash balance in TYG includes cash held at TEAF Solar Holdco, LLC at the end of the year. See Note 13 to the financial statements for additional information regarding consolidation.
See accompanying Notes to Financial Statements.
Tortoise	9

Consolidated Statements of Operations For the year ended November 30, 2025
Tortoise Energy Infrastructure Corp.(1)
Investment Income
Distributions from master limited partnerships	$19,650,862
Dividends and distributions from common stock	24,509,331
Less return of capital on distributions(2)	(20,864,546)
Less foreign taxes withheld	(247,942)
Net dividends and distributions from investments	23,047,705
Interest income	62,348
Other income	1,779,472
Total Investment Income	24,889,525
Operating Expenses
Advisory fees	9,541,295
Administrator fees	306,151
Professional fees	3,266,554
Directors fees	298,773
Stockholder communication expenses	233,408
Compliance Fees	45,839
Custodian fees and expenses	35,157
Fund accounting fees	77,375
Registration fees	104,972
Stock transfer agent fees	414,649
Other operating expenses	1,189,669
Total Operating Expenses	15,513,842
Leverage Expenses
Interest expense	6,971,118
Distributions to mandatory redeemable preferred stockholders	2,094,831
Amortization of debt issuance costs	32,114
Other leverage expenses	300,660
Total Leverage Expenses	9,398,723
Total Expenses	24,912,565
Net Investment Income (Loss)	(23,040)

(1)  Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).

(2)  Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
10	Tortoise

2025 Annual Report | November 30, 2025
Consolidated Statements of Operations (continued) For the year ended November 30, 2025
Tortoise Energy Infrastructure Corp.(1)
Realized and Unrealized Loss on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	$35,937,288
Net realized gain (loss) on investments in affiliated securities	(53,637,469)
Net realized gain on written options	3,645,829
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	16,363
Net realized gain (loss), before income taxes	(14,037,989)
Deferred tax benefit (expense)	(19,058,668)
Current tax benefit (expense)	(96,984)
Income tax expense, net	(19,155,652)
Net realized gain (loss)	(33,193,641)
Net change in unrealized appreciation (depreciation) of investments in unaffiliated securities	21,422,070
Net change in unrealized appreciation (depreciation) of investments in affiliated securities	31,365,489
Net change in unrealized appreciation (depreciation) of options	(224,819)
Net change in unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	9,759
Net unrealized appreciation (depreciation), before income taxes	52,572,499
Net unrealized appreciation (depreciation)	52,572,499
Net Realized and Unrealized Gain (Loss)	19,378,858
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	$19,355,818

(1)  Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.
Tortoise	11

Consolidated Statements of Changes in Net Assets
	Tortoise Energy Infrastructure Corp.(1)
	Year Ended November 30, 2025	Year Ended November 30, 2024
Operations
Net investment income (loss)	$(23,040)	$1,489,924
Net realized gain (loss)	(33,193,641)	133,948,147
Net unrealized appreciation (depreciation)	52,572,499	75,483,660
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	19,355,818	210,921,731
Distributions to Common Stockholders
From distributable earnings	(2,644,970)	(4,875,004)
From return of capital	(76,590,469)	(27,204,496)
Total distributions to common stockholders	(79,235,439)	(32,079,500)
Capital Stock Transactions(2)
Issuance of 6,470,738 common shares in connection with the merger with Tortoise Midstream Energy Fund, Inc. (“NTG”)	301,535,343	—
Issuance of 3,889,002 common shares in connection with the merger with Tortoise Sustainable & Social Impact Term Fund (“TEAF”)	182,247,564	—
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	483,782,907	—
Total increase (decrease) in net assets applicable to common stockholders	423,903,286	178,842,231
Net Assets
Beginning of year	559,338,743	380,496,512
End of period	$983,242,029	$559,338,743
Transactions in common shares
Shares outstanding at beginning of year	10,764,933	10,764,933
Shares issued in connection with NTG merger	6,470,738	—
Shares issued in connection with TEAF merger	3,889,002	—
Shares outstanding at end of period	21,124,673	10,764,933

(1)  Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

(2)  For additional information regarding the merger(s) and respective impact on the financial statements, see Note 14 to the financial statements.

See accompanying Notes to Financial Statements.
12	Tortoise

2025 Annual Report | November 30, 2025
Consolidated Statements of Cash Flows For the year ended November 30, 2025
Tortoise Energy Infrastructure Corp.(1)
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$45,652,189
Purchases of long-term investments	(1,293,381,647)
Proceeds from sales of long-term investments	1,293,587,570
Sales (purchases) of short-term investments, net	(162,095)
Cash aquired in merger with NTG(2)	7,296,492
Call options written, net	3,590,013
Other income received	1,779,472
Interest received on securities sold, net	5,333
Interest expense paid	(5,504,693)
Distributions to mandatory redeemable preferred stockholders	(1,494,930)
Other leverage expenses paid	(296,647)
Net income taxes paid	(658,350)
Operating expenses paid	(15,256,516)
Net cash provided by (used in) operating activities	35,156,191
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	(37,300,000)
Issuance of mandatory redeemable preferred stock	40,000,000
Redemption of mandatory redeemable preferred stock	(15,660,610)
Issuance of senior notes	80,000,000
Repayment of senior notes	(21,594,292)
Debt issuance costs	(713,548)
Distributions paid to common stockholders	(79,235,439)
Net cash provided by (used in) financing activities	(34,503,889)
Net change in cash	652,302
Cash — beginning of period	—
Cash — end of period	$652,302

(1)  Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.
Tortoise	13

Consolidated Statements of Cash Flows (continued) For the year ended November 30, 2025
Tortoise Energy Infrastructure Corp.(1)
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$19,355,818
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(1,293,381,647)
Proceeds from sales of long-term investments	1,292,979,417
Sales (purchases) of short-term investments, net	(162,095)
Cash aquired in merger with NTG	7,296,492
Call options written, net	3,688,346
Return of capital on distributions received	20,864,546
Net unrealized (appreciation) depreciation	(52,572,499)
Net realized (gain) loss	14,037,989
Amortization of debt issuance costs	32,114
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	1,682,923
(Increase) decrease in income tax receivable	(561,366)
(Increase) decrease in receivable for investments sold	608,153
(Increase) decrease in receivable for premiums on options written	(98,333)
(Increase) decrease in prepaid expenses and other assets	301,988
Increase (decrease) in payable to Adviser, net of fees waived	18,026
Increase (decrease) in deferred tax liability	19,058,668
Increase (decrease) in accrued expenses and other liabilities	2,007,651
Total adjustments	15,800,373
Net cash provided by (used in) operating activities	$35,156,191

(1)  Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.
14	Tortoise

2025 Annual Report | November 30, 2025
TYG Financial Highlights
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021
Per Common Share Data(1)
Net Asset Value, beginning of the year	$51.96	$35.35	$39.41	$33.54	$25.42
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.00)	0.14	0.30	0.12	(0.45)
Net realized and unrealized gain (loss)(2)	(0.93)	19.45	(1.52)	8.59	10.04
Total income (loss) from investment operations	(0.93)	19.59	(1.22)	8.71	9.59
Distributions to Common Stockholders
Net investment income	$(0.15)	$(0.45)	$(1.65)	$—	—
From return of capital	(4.34)	(2.53)	(1.19)	(2.84)	(1.47)
Total distributions to common stockholders	(4.49)	(2.98)	(2.84)	(2.84)	(1.47)
Net Asset Value, end of year	$46.54	$51.96	$35.35	$39.41	$33.54
Per common share market value, end of year	$44.09	$46.00	$28.11	$33.54	$27.27
Total investment return based on market value(3)	6.37%	77.89%	(7.77)%	33.82%	50.27%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$983,242	$559,339	$380,497	$446,618	$400,044
Average net assets (000’s)	$797,465	$432,104	$407,705	$438,035	$403,236
Ratio of Expenses to Average Net Assets
Advisory fees	1.20%	1.20%	1.24%	1.25%	1.18%
Other operating expenses	0.75	0.49	0.51	0.24	0.29
Total operating expenses	1.95	1.69	1.75	1.50	1.47
Leverage expenses	1.18	1.13	1.29	1.18	1.32
Income tax expense (benefit)(4)	2.40	0.08	(3.30)	2.02	9.06
Total expenses	5.53%	2.90%	(0.26)%	4.70%	11.85%
See accompanying Notes to Financial Statements.
Tortoise	15

	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021
Ratio of net investment loss to average net assets	(0.00)%	0.34%	0.82%	0.32%	(1.35)%
Portfolio turnover rate	127.40%	219.29%	41.98%	73.84%	65.30%
Credit facility borrowings, end of year (000’s)	$72,100	$41,200	$7,300	$30,700	$19,200
Senior notes, end of year (000’s)	$137,910	$50,333	$64,853	$81,632	$83,893
Preferred stock, end of year (000’s)	$69,905	$35,661	$35,661	$35,661	$32,300
Per common share amount of senior notes outstanding, end of year	$6.53	$4.68	$6.02	$7.20	$7.03
Per common share amount of net assets, excluding senior notes, end of year	$53.07	$56.64	$41.37	$46.61	$40.57
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(5)	$6,015	$7,500	$6,768	$5,293	$5,194
Asset coverage ratio of senior notes and credit facility borrowings(5)	601%	750%	677%	529%	519%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(6)	$45	$54	$45	$40	$40
Asset coverage ratio of preferred stock(6)	451%	540%	453%	402%	395%

(1)  Information presented based on average shares of common stock outstanding for the entire year.

(2)  The per common share data for the years ended November 30, 2024, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)  Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at dividend reinvestment prices pursuant to TYG’s dividend reinvestment plan.

(4)  For the year ended November 30, 2025, TYG accrued $19,058,668 for net deferred income tax expense, and $96,984 for current income tax expense. For the year ended November 30, 2024, TYG accrued $344,744 for current tax benefit. For the year ended November 30, 2023, TYG accrued $13,467,645 for current tax benefit. For the year ended November 30, 2022, TYG accrued $8,864,115 for current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense.

(5)  Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.

(6)  Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.
16	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements
November 30, 2025

1. General Organization

Tortoise Energy Infrastructure Corp. (“TYG”) is listed on the New York Stock Exchange (“NYSE”). The company is referred to as the “Fund” or by its NYSE symbol, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). TYG has a primary investment objective to seek a high level of total return with an emphasis on current distributions.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Fund uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Fund primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Fund values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Fund’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

Tortoise	17

Notes to Financial Statements (continued)

The Fund generally values debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Fund’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of November 30, 2025. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$997,657,181	$—	$—	$997,657,181
Master Limited Partnerships(a)	256,361,737	—	—	256,361,737
Private Investments(a)	—	—	27,634,367	27,634,367
Private Notes(a)	—	—	2,542,800	2,542,800
Short-Term Investment(b)	450,616	—	—	450,616
Total Assets	$1,254,469,534	$—	$30,177,167	$1,284,646,701

Liabilities
Written Call Options	$(459,691)	$—	$—	$(459,691)

(a)  All other industry classifications are identified in the Schedule of Investments

(b)  Short-term investment is a sweep investment for cash balances.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2025:

Private Investments	TYG
Balance — beginning of year	$2,444,516
Purchases	2,596,000
Transfer in	27,634,367
Return of capital	—
Sales	—
Total realized gain/loss	(53,637,469)
Change in unrealized gain/loss	48,596,953
Balance — end of year	$27,634,367
Private Notes	TYG
Balance — beginning of year	$—
Purchases	—
Transfer in	2,542,800
Return of capital	—
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	—
Balance — end of year	$2,542,800
18	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements (continued)

TYG
Change in unrealized gain/loss on investments still held at November 30, 2025	$—

TYG owns units of preferred stock of One Power Company (“One Power Company”) that were issued in a private transaction that closed on April 12, 2023. One Power Company, formerly One Energy Enterprises Inc., is a private company. The preferred stock carries a conversion option into common stock on and after the earlier to occur of (i) the closing of a DeSPAC, (ii) the consummation of an IPO or (iii) the effectiveness of a direct listing in which the Common Stock becomes listed on a national securities exchange (such date the “Initial Liquidity Date”). A multi-scenario discounted cash flow model prepared by an independent third party is being used to determine fair value of the One Power Company security. A 25% weighting is applied to a dissolution fair valuation scenario, a 75% weighting is applied to a company sale fair valuation scenario. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TYG owns a private note in Saturn Solar Bermuda 1, Ltd (“Saturn”). Under the terms of the note, Saturn pays interest monthly at an annual rate of 10%. A discounted cash flows model is being utilized to determine fair value of the private note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TYG wholly-owns private investments in Renewable Holdco, LLC, Renewable Holdco I, LLC, and Renewable Holdco II, LLC. Discounted cash flow models are being utilized to determine the fair value of these holdings. Unobservable inputs used within the discounted cash flow models include weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would lead to a corresponding decrease (increase) in the fair value of the private investment.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2025:

Assets at Fair Value	TYG
Private Investments	$27,634,367
Private Notes	$2,542,800
Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Private Investment (One Power Company)	Lattice model	Debt discount rate	30.6%
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$9,074,116
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	8.00% - 8.50%
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	9.50% - 10.00%
Private Investment (Renewable Holdco I, LLC)	Market approach	Indicative bids	$5.6 - $11.9mm
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	8.75%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	9.50%
Private Investment (Renewable Holdco II, LLC)	Market approach	Indicative bids	$5.4 - $9.3mm
Saturn Bermuda Note	Discounted cash flow model	Risk spread	1.7500%
Saturn Bermuda Note	Discounted cash flow model	Illiquidity spread	1.7255%

C. Securities Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Discounts and premiums on fixed income securities are amortized or accreted over the life of the respective securities using the effective interest method. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

Subsequent to November 30, 2024, the Fund reallocated the amount of return of capital recognized for the period from December 1, 2023 through November 30, 2024 based on the 2024 tax reporting information received. The impact of this reclass is as follows:

	Estimated Return of Capital %	Revised Return of Capital %	Increase/(Decrease) in Return of Capital
TYG	49%	47%	$(461,201)

In addition, the Fund may be subject to withholding taxes on foreign-sourced income. The Fund accrues such taxes when the related income is earned in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Tortoise	19

Notes to Financial Statements (continued)

D. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Fund translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Fund does not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation

The Fund qualifies as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. However, TYG’s taxable subsidiary, created to hold certain investments, is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense.

As of November 30, 2025, TYG had no uncertain tax positions, and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2022 through 2025

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Fund may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As a RIC, TYG intends to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TYG may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Fund may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Distributions to stockholders for the year ended November 30, 2025 were characterized as follows:
	TYG
	Common	Preferred
Qualified dividend income	3%	100%
Ordinary dividend income	—	—
Return of capital	97%	—
Long-term capital gain	—	—

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding. For TYG, $713,548 in debt issuance costs were recorded for the year.

H. Derivative Financial Instruments

The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an

20	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements (continued)

enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates

The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07) during the fiscal period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The officers of the Fund act as the Fund’s chief operating decision maker (“CODM”) and are responsible for assessing performance and allocating resources in accordance with the terms of Fund’s prospectus. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is consistent with the information presented in the Fund’s financial statements.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

3. Risks and Uncertainties

TYG concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Fund has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Fund pays the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of November 30, 2025 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.03% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

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Notes to Financial Statements (continued)

5. Income Taxes

It is the intention of TYG to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements, except as it relates to the conversion transaction (discussed below) and TYG's taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

For the year ended November 30, 2025, TYG has a net current tax benefit (expense) of ($96,984), relating to a prior period in which it was a C Corporation (TYG: $6,036), and built-in gains taxes related to the conversion transaction (TYG: $90,948). TYG is expected to be subject to federal income tax on any built-in gains recognized related to the conversion transaction (as described below) during its fiscal year ending November 30, 2025, but does not expect to be subject to excise tax during calendar year ending December 31, 2025.

For the year ended November 30, 2025, TYG has a consolidated net, deferred tax liability of $19,058,668. TYG recognized a deferred tax liability of $19,058,668, relating to unrecognized built-in gains from the conversion transaction and $0 related to the investment activities of its taxable subsidiary. The deferred tax liability includes, any unrecognized built-in gains that were acquired as a result of the merger with NTG in December 2024 (see FN 14 for details on the merger transaction). If TYG recognizes any of the built-in gains related to the conversion transaction, it may be subject to corporate-level tax through the recognition period (described below).

Income taxes relating to prior periods in which TYG was subject to tax as a C Corporation is being calculated by applying the federal rate of 21%. Income taxes related to TYG’s taxable subsidiary are computed by applying the federal statutory rate plus a blended state income tax rate totaling 24.96%.

As part of the conversion transaction, TYG may be subject to corporate level-tax on the net unrecognized built-in gains inherent on the conversion date recognized during the subsequent 5-year period which ends November 30, 2027 (“the recognition period”). The conversion transaction requires TYG to track built-in gains throughout the recognition period and potentially pay a corporate-level tax on any built-in gains recognized. During the recognition period, tax is imposed on the lesser of the net built-in gain recognized, the taxable income as if the TYG were a corporation or the net unrealized built-in gain at the conversion date. If the unrecognized built-in gains are recognized in the recognition period, TYG calculates tax based on the lesser of these three calculations and utilizes pre-conversion capital loss carryforwards (if any), it is possible that the sale of the conversion property will not result in a current tax liability. Therefore, each year during the recognition period, TYG will determine if any of these built-in gains have been recognized, such gain is not offset by the capital loss carryforwards and calculate tax accordingly. If a tax liability is generated, TYG will record the current tax liability and current tax expense in the period in which it is incurred. After the recognition period has ended, any built-in gains recognized will no longer be subject to corporate-level tax.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. The difference between the financial reporting basis and the tax basis of the investment in the MLP investments (i.e., the outside basis difference) may create a taxable temporary difference or a deductible temporary difference. In measuring and determining the character of the tax consequences of the outside basis differences in its MLP investments, TYG considers the expected types of taxable or deductible amounts in future years and have concluded that the nature of the outside basis differences are capital in character because the TYG does not have the ability to control the MLPs’ investment, distribution, or allocation decisions and, therefore, expect to recover the outside basis differences upon disposal of the interests in the MLPs, which are considered capital assets in accordance with the tax law. The conversion transaction does not impose or trigger a sale of securities held by TYG as of the conversion date. TYG does not estimate or forecast future events, including the potential recharacterization of capital gains as ordinary income associated with selling MLP investments when evaluating their deferred income taxes. The sale of MLP units typically results in the recognition of a capital gain or loss. In accordance with the tax law, a portion of any gain or loss recognized by TYG may be recharacterized as ordinary income (“recapture”) to the extent attributable to assets of the MLP that give rise to depreciation recapture in the recognition period. Any such gain may exceed the net taxable gain realized on the sale and will be recognized regardless of whether there is a net taxable gain or loss on the sale of such unit. TYG will record any current and deferred taxes as appropriate.

Components of TYG’s deferred tax assets and liabilities as of November 30, 2025 are as follows:

TYG
Deferred tax assets:
Capital loss carryforwards	$0

Deferred tax liabilities:
Net unrealized gain on investment securities	19,058,668
19,058,668
Total net deferred tax liability (asset)	$19,058,668
22	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements (continued)

As of November 30, 2025, as it relates to TYG’s taxable subsidiary, a valuation allowance on deferred tax assets was necessary because TYG believes it is not more likely than not that it will be able to realize its deferred tax assets through future taxable income. TYG has recorded a valuation allowance of $4,752,343. Any adjustments to TYG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TYG’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the year ended November 30, 2025, as follows:

Application of Statutory Income tax rate	$(863,575)
State Income taxes, net of federal tax effect	(162,726)
Permanent differences	8,957
Other	69,945
Change in valuation allowance	947,399
Total income tax benefit	$0

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions, book/tax differences from underlying investments and the timing of recognition of gains or losses on investments. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Permanent book and tax basis differences resulted in the reclassifications of $103,647,049 from accumulated losses and $(103,647,049) to additional paid-in capital for TYG.

The tax character of distributions paid to stockholders for the years ending November 30, 2025 and November 30, 2024 was as follows:

Year Ended November 30, 2025

	TYG
	Common(1)	Preferred(1)
Ordinary income	$2,644,970	$1,494,929
Return of capital	76,590,469	—
Total distributions	$79,235,439	$1,494,929

Year Ended November 30, 2024

	TYG
	Common(1)	Preferred(1)
Ordinary income	$4,875,004	$1,223,068
Return of capital	27,204,496	—
Total distributions	$32,079,500	$1,223,066

(1)  For federal income tax purposes, the amount and character of distribution are reported on a calendar year basis and will differ from amount presented above. Shareholders should use federal Form 1099 in computing their income tax liabilities and filing their tax returns.

As of November 30,2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

TYG
Unrealized appreciation (depreciation)	$147,299,224
Capital loss carryforwards	(33,215,076)
Undistributed ordinary income	0
Other temporary differences	(7,721,702)
Accumulated earnings (deficit)	$106,362,446

As of November 30, 2025, for federal income tax purposes, TYG had capital loss carryforwards of approximately $33,000,000, which includes the capital loss carryforwards inherited as a result of the merger with Tortoise Sustainable and Social Impact Term fund. TYG has a short-term carryforward of $26,182,659 and a long-term carryforward of $7,032,417. The capital loss carryforwards inherited as a result of the merger may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are further subject to an initial annual limitation of $364,495 pursuant to IRC. Sec. 382. As of November 30, 2025, TYG had approximately $56,400,000 of capital loss carryforwards expire unused.

Tortoise	23

Notes to Financial Statements (continued)

As of November 30, 2025, TYG utilized approximately $36,500,000 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, TYG is required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, TYG is permitted for tax purposes to defer into its next fiscal year, qualified late year losses. Qualified late year ordinary losses are any net ordinary losses incurred between January 1 and the end of their fiscal year, November 30, 2025. For the taxable year ended November 30, 2025, TYG does not plan to defer any losses.

As of November 30, 2025, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

TYG
Tax cost of investments	$1,120,419,484
Gross unrealized appreciation of investments	$229,131,429
Gross unrealized depreciation of investments	(65,363,904)
Net unrealized appreciation (depreciation) of investments	$163,767,525

6. Restricted Securities

Certain of the Fund’s investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2025.

Investment Security	Investment Type	Units/Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
One Power Company	Private Investment	24,266	04/12/23-06/21/23	$9,050,000	$1,909,491	0.2
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-07/10/25	8,632,055	9,085,317	0.9
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	22,010,876	9,243,806	0.9
Renewable Holdco II, LLC	Private Investment	N/A	11/15/16-12/22/21	12,313,411	7,395,753	0.8
Saturn Solar Bermuda 1 Ltd., 10.000%, 12/31/2025	Private Note	$2,400,000	05/24/19-07/03/19	2,570,451	2,542,800	0.3
				$54,576,793	$30,177,167	3.1%

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the year ended November 30, 2025 is as follows:

Investment Security	11/30/24 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	11/30/25 Share Balance	11/30/25 Value	Net Change in Unrealized Appreciation (Depreciation)
Renewable Holdco, LLC	N/A	$8,632,054	$—	$—	$—	N/A	$9,085,317	$453,263
Renewable Holdco I, LLC	N/A	22,010,876	—	—	—	N/A	9,243,806	(12,767,070)
Renewable Holdco II, LLC	N/A	12,313,410	—	—	—	N/A	7,395,753	(4,917,657)
TK NYS Solar Holdco I, LLC	N/A	2,596,000	—	(53,637,469)	—	N/A	—	48,596,953
Total	N/A	$45,552,340	$—	$(53,637,469)	$—	N/A	$25,724,876	$31,365,489

8. Investment Transactions

For the year ended November 30, 2025, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

TYG
Purchases	$1,293,381,647
Sales	$1,292,979,417
24	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements (continued)

9. Senior Notes

TYG has issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for the Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2025, TYG was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of the Fund’s outstanding Notes, including estimated fair value, as of November 30, 2025 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.
TYG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series KK	December 18, 2025	3.53%	Semi-Annual	$3,226,666	$3,275,645
Series OO	April 9, 2026	3.27%	Semi-Annual	9,680,000	9,667,529
Series PP	September 25, 2027	3.33%	Semi-Annual	8,066,666	7,910,330
Series QQ	December 17, 2028	2.50%	Semi-Annual	10,000,000	10,110,475
Series RR	December 18, 2031	5.83%	Semi-Annual	25,000,000	26,683,407
Series TT	October 16, 2026	4.02%	Semi-Annual	1,936,386	1,932,276
Series UU	December 17, 2028	2.50%	Semi-Annual	25,000,000	23,652,833
Series VV	August 21, 2030	4.89%	Semi-Annual	20,000,000	20,224,768
Series WW	August 21, 2032	5.19%	Semi-Annual	35,000,000	35,673,018
				$137,909,718	$139,130,281

On December 18, 2024, TYG issued $25,000,000 Series RR Senior Notes which carry a fixed rate interest rate of 5.83% and mature on December 18, 2031.

On December 19, 2024, TYG Series L Notes, with a notional amount of $6,453,333 and a fixed interest rate of 3.99% were paid in full at maturity.

On December 20, 2024, in connection with the merger with NTG, TYG assumed NTG’s outstanding Senior Notes, with an aggregate notional amount of $29,170,677, represented as TYG Senior Notes Series SS, TT and UU.

On June 16, 2025, TYG Series AA and NN Notes, with a notional amount of $3,226,667 and $9,680,000, and fixed interest rates of 3.48% and 3.20%, respectively, were paid in full at maturity.

On August 21, 2025, TYG issued $20,000,000 Series VV Senior Notes which carry a fixed interest rate of 4.89% and mature on August 21, 2030.

On August 21, 2025, TYG issued $35,000,000 Series WW Senior Notes which carry a fixed interest rate of 5.19% and mature on August 21, 2032.

On October 23, 2025, TYG Series SS Notes, with a notional amount of $2,234,291 and a fixed interest rate of 3.97% were paid in full at maturity.

10. Mandatory Redeemable Preferred Stock

TYG has issued and outstanding MRP Stock at November 30, 2025. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Fund’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.
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Notes to Financial Statements (continued)

Under the 1940 Act, a Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2025, each of TYG was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of the Fund’s outstanding MRP Stock, including estimated fair value, as of November 30, 2025 is included below. The estimated fair value of each series of TYG MRP Stock is calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:

TYG has 65,000,000 shares of preferred stock authorized and 6,396,212 shares of MRP Stock outstanding at November 30, 2025. TYG’s MRP Stock has a liquidation values of $10.00 and $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series F	December 17, 2026	2.67%	2,000,000	$20,000,000	$19,344,716
Series G	December 18, 2029	5.96%	1,500,000	15,000,000	15,823,941
Series H	December 13, 2027	4.07%	96,212	2,405,300	2,372,279
Series I	December 17, 2027	2.90%	300,000	7,500,000	7,283,166
Series J	August 21, 2030	5.29%	2,500,000	25,000,000	24,991,125
			6,396,212	$69,905,300	$69,815,227

On December 18, 2024, TYG issued 1,500,000 Series G Mandatory Redeemable Preferred Shares (aggregate liquidation preference $15,000,000) which carry a fixed rate interest rate of 5.96% and mature on December 18, 2029.

On December 20, 2024, in connection with the merger with NTG, TYG assumed NTG’s outstanding Mandatory Redeemable Preferred Shares, with an aggregate notional amount of $9,905,300, represented as TYG MRP Series H and I.

On August 21, 2025, TYG issued 2,500,000 Series J Mandatory Redeemable Preferred Shares (aggregate liquidation preference $25,000,000) which carry a fixed interest rate of 5.29% and mature on August 21, 2030.

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the year during which the facility was utilized during the year from December 1, 2024 through November 30, 2025 as well as the principal balance and interest rate in effect at November 30, 2025 for the Fund’s credit facility:

TYG
Lending syndicate agent	U.S. Bank, N.A.
Type of facility	Unsecured, revolving credit facility
Borrowing capacity	$80,000,000
Maturity date	May 31, 2027
Interest rate	1-month Term SOFR plus 1.35%
Non-usage fee	0.15%-0.25%(1)

Average principal balance	$49,573,321
Average interest rate	5.61%

Principal balance outstanding	$72,100,000
Interest rate	5.21%

(1)  Non-use fees are tiered with a rate of 0.25% when the outstanding balance is below $40,000,000 and 0.15% when the outstanding balance is at least $40,000,000, but below $56,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $56,000,000.

26	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements (continued)

On December 13, 2024, TYG executed an amendment to its credit facility. The First Amendment to the Seconded Amended and Restated Credit Agreement extends the termination date to May 31, 2027, increased the facility borrowing capacity to $80,000,000. The applicable rate and all other terms were unchanged.

Under the terms of the credit facility, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2025, the Fund was in compliance with facility terms.

12. Derivative Financial Instruments

The Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts

TYG may enter into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG may be subject to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

As of November 30, 2025, TYG held no interest rate swap contracts.

Written Call Options

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at November 30, 2025:
Derivatives not accounted for as hedging instruments under ASC 815	Assets/(Liabilities)
	Location	Fair Value
TYG: Written equity call options	Call options written, at fair value	$(459,691)

The following table presents the effect of derivatives on the Statements of Operations for the year ended November 30, 2025:
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) of Derivatives
TYG: Written equity call options	Options	$3,645,829	$(224,819)

For the year ended November 30, 2025, TYG's average quarterly notional value of written equity call option Contracts was $(27,747,889), based on quarter-end values.

13. Basis For Consolidation

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, TEAF Solar Holdco, LLC. All inter-company transactions and balances have been eliminated.

As of November 30, 2025, TYG has committed $66,032,625 to TEAF Solar Holdco, LLC, a wholly-owned investment of TYG. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

Tortoise	27

Notes to Financial Statements (continued)

As of November 30, 2025, TYG has provided $2,570,451 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TYG. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a private note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 10%. As of November 30, 2025, $2,400,000 of the private note had been funded.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

14. Mergers

NTG Merger

Pursuant to a plan of merger approved by the Board of Directors, Tortoise Midstream Energy Fund, Inc. (the “Acquired Fund”) was merged with and into a wholly-owned subsidiary of Tortoise Energy Infrastructure Corp. (the "Acquiring Fund") on December 23, 2024. A total of 5,092,810 shares of the Acquired Fund were exchanged for 6,470,738 shares of the Acquiring Fund on the closing date. This merger qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Acquiring Fund prior to the reorganization totaled $301,535,343. The Acquired Fund’s unrealized appreciation on investments was $14,968,301 as of the transaction close. Following the merger the combined net assets of the Acquiring Fund totaled $803,178,581. Assuming the acquisition had been completed on December 1, 2024, the beginning of the fiscal reporting period of the Acquired Fund, the pro forma results of operations for the year ended November 30, 2025, are as follows:

— Accumulated net investment income (loss): $103,892,228

— Accumulated net realized gain (loss): $(154,510,828)

— Net unrealized appreciation (depreciation) of investments: $84,513,795

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since December 23, 2024.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

TEAF Merger

Pursuant to a plan of merger approved by the Board of Directors, Tortoise Sustainable and Social Impact Term Fund (the “Acquired Fund”) was merged with and into a wholly-owned subsidiary of Tortoise Energy Infrastructure Corp. (the "Acquiring Fund") on November 10, 2025. A total of 13,491,127 shares of the Acquired Fund were exchanged for 3,889,002 shares of the Acquiring Fund on the closing date. This merger qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Acquired Fund prior to the merger totaled $182,247,564. The Acquired Fund’s unrealized appreciation on investments was $369,839 as of the transaction close. Following the merger the combined net assets of the Acquiring Fund totaled $989,950,183. Assuming the acquisition had been completed on December 1, 2024, the beginning of the fiscal reporting period of the Acquired Fund, the pro forma results of operations for the year ended November 30, 2025, are as follows:

— Accumulated net investment income (loss): $105,920,933

— Accumulated net realized gain (loss): $(188,090,401)

— Net unrealized appreciation (depreciation) of investments: $84,884,862

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since November 10, 2025.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

28	Tortoise

2025 Annual Report | November 30, 2025
Notes to Financial Statements (continued)

15. Subsequent Events

On December 31, 2025, TYG paid a distribution in the amount of $0.475 per common share, for a total of $10,034,220. Of this total the dividend reinvestment amounted to an average price of $41.2357.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Tortoise Energy Infrastructure Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Tortoise Energy Infrastructure Corp. (the “Fund”), including the consolidated schedule of investments, as of November 30, 2025, the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of November 30, 2025, the consolidated results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended November 30, 2024 and the financial highlights for each of the four years in the period ended November 30, 2024 have been audited by other auditors, whose report dated January 29, 2025 expressed unqualified opinion on such statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the fund since 2025.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, broker, and others. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2026

30	Tortoise

2025 Annual Report | November 30, 2025
Company Officers and Directors
November 30, 2025
Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director of TYG since 2003

Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.

			1	Peachtree Alternative Strategies Fund
Alexandra Herger (Born 1957)	Class I Director of TYG since 2015

Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/ Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.

			1	None
Carrie Ramirez Schoffman (1973)	Class II Director of TYG since 2025	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021); Principal Financial Officer and Treasurer, ICON Funds (2013 – 2017); Chief Compliance Officer, ICON Funds (2004 – 2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004 – 2017); Staff Accountant, U.S. Securities and Exchange Commission (2003 – 2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996 – 2003); CPA designation (since 1997).	7	Ultimus Registered Alternatives Gateway Series Trust; Tortoise Capital Series Trust
Andrew J. Iseman (1964)	Class III Director of TYG since 2025

Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010 – 2018); Chief Operating Officer, RK Capital Management (2009 – 2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007 – 2008); Senior Vice President, INTECH (2005 – 2007); Vice President of Investment Operations, Janus Capital Group (2003 – 2005); Chief Operating Officer, Berger Financial Group (1996 – 2003); Product Manager, DST Systems (1993 – 1996); Senior Compliance Examiner, FINRA (1987 – 1993).

			7	Pacific Select Fund; Pacific Funds Series Trust; Tortoise Capital Series Trust
Interested Directors(3)
Tom Florence (Born 1962)	Class III Director and Chairman of TYG since 2025	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021-2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009-2021); Managing Partner, Black Creek Capital (2003-2008); Managing Director, Morningstar Inc. (2000-2003); Managing Director, Pilgrim Baxter & Associates (1996-2000); Vice President, Fidelity Investments (1991-1996); Vice President, Merrill Lynch (1985-1991).	7	Tortoise Capital Series Trust

(1)  The address of each director and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

(2)  Ending year of Director terms by Class are as follows:

TYG
Class I	2026
Class II	2027
Class III	2028

(3)  As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Tortoise	31

Company Officers and Directors (continued)
November 30, 2025
Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held
Officer's
Matthew G.P. Sallee(3) (Born 1978)	Chief Executive Officer of TYG since June 7, 2024; President of TYG since June 30, 2015.

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.

			N/A	None
Sean Wickliffe(3) (Born 1989)	Principal Financial Officer and Treasurer of TYG since April 1, 2024; Vice President and Assistant Treasurer of TYG from July 14, 2021 to April 1, 2024.

Vice President — Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.

			N/A	None
Amy Siefer (Born 1977)	Chief Compliance Officer since February 2025	Director, Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2012 – 2024).	N/A	None

(1)  The address of each director and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

(2)  Officers are elected annually.

(3)  As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

32	Tortoise

2025 Annual Report | November 30, 2025
Additional Information (unaudited)

Change in Independent Registered Public Accounting Firm

On April 3, 2025, the Board of Directors of Tortoise Energy Infrastructure Corp. approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Fund's independent registered public accounting firm for the year ended November 30, 2024. During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 3, 2025 there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Director and Officer Compensation

The Fund does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2024 through November 30, 2025, the aggregate compensation paid by the Fund to the independent directors was $284,439. The Fund did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoisecapital.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment

TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). The allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

Tortoise	33

Additional Information (unaudited) (continued)

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Notice to Shareholders

For stockholders that do not have a November 30, 2025 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2025 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2025, TYG is designating the following items with regard to distributions paid during the year.

Common Distributions

	Return of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TYG	96.66%	0.00%	3.34%	100.00%	100.00%	100.00%

Preferred Distributions

	Return of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TYG	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%

(1)  The Fund designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer's taxable income.

(2)  Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.

(3)  Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

34	Tortoise

2025 Annual Report | November 30, 2025
Additional Information (unaudited) (continued)

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on August 14, 2025. The matters considered at the meeting by the Fund, together with the actual vote tabulations relating to such matters are as follows:

1.01 For Tortoise Energy Infrastructure Corp. Common Stockholders and Preferred Stockholders, voting as a class: To elect the following individual as director of the Fund, to hold office for a term of one year and until their successors are duly elected and qualified.

TYG
Alexandra A. Herger
Affirmative	10,963,335
Withheld	5,138,445
TOTAL	16,101,780

1.02 For Tortoise Energy Infrastructure Corp.: To elect the following individual as director of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

TYG
Thomas Florence*
Affirmative	3,800,000
Withheld	—
TOTAL	3,800,000

* Preferred Stockholders only, voting as a class.

TYG
Andrew J. Iseman**
Affirmative	15,154,993
Withheld	946,787
TOTAL	16,101,780

* Common Stockholders and Preferred Stockholders, voting as a class.

Conrad S. Ciccotello continues as a director with his term expiring on the date of the 2026 annual meeting of stockholders.

2. For Tortoise Energy Infrastructure Corp. Common Stockholders and Preferred Stockholders, voting as a class: To ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2025.

TYG
Affirmative	15,819,858
Against	227,108
Abstain	54,814
TOTAL	16,101,780

Approval of the Investment Advisory Agreements for Tortoise Energy Infrastructure Corp (TYG)

In approving the renewal of the respective Investment Advisory Agreement of TYG in 2025, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the fund (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the fund and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreements and related information.

Factors Considered for Each Fund

The Board, including the Independent Directors, considered and evaluated all the information provided by the Adviser. The Board, including the Independent Directors, did not identify any single factor as being all-important or controlling, and individual directors may have attributed different levels of importance to different factors. In deciding to renew the fund’s agreement, the decision of the Board, including the Independent Directors, was based on the following factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser, and the individuals primarily responsible for the portfolio management of the fund. Additionally, the Board considered the quality and extent of the resources devoted to research and analysis of the Fund’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund, and meeting regulatory requirements. Further, the Board considered the quality

Tortoise	35

Additional Information (unaudited) (continued)

and depth of Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the fund), and other Adviser resources, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. The Adviser provides the Fund with certain services (in addition to any such services provided to the fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Adviser provides the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the Fund, such as press releases, fact sheets, quarterly energy market updates and podcasts, and educational materials, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Board also reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the fund, including the fund’s Code of Ethics.

The Board, including the Independent Directors, concluded that the nature of the Fund and the specialized expertise of the Adviser in energy infrastructure and essential asset sectors, including in the niche market of MLPs for TYG, as well as the nature, extent and quality of services provided by the Adviser, made the Adviser qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Fund.

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Board reviewed and evaluated information regarding the Fund’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on energy infrastructure equities including midstream, utilities and renewables for TYG. The Board considered the Fund’s investment performance against peer funds for the following periods: one year, three year, five year, ten year and since inception and fiscal year-to-date 2025 for TYG, as well as against sector and more general market indices for the same periods for the Fund. The Board also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Board also noted differences across the peer universe in distribution and leverage strategies, including the Fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Board also considered discussions with the Adviser regarding a variety of initiatives for the Fund, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review and also considering market conditions and volatility in 2025, the Board, including the Independent Directors, concluded that the Fund’s performance has been reasonable based on the Fund’s strategy and compared to other closed-end funds that focus on the applicable sectors discussed above.

The Adviser provided detailed information concerning its cost of providing services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed the methodology used to prepare this financial information. The financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Board considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Board discussed the significant differences in scope of services provided to the Fund and to the Adviser’s other non-closed-end fund clients. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients. The Board considered and evaluated the information comparing the fund’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as applicable as determined by the Adviser. The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds compared to the management fee of TYG. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Board, including the Independent Directors, concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

36	Tortoise

2025 Annual Report | November 30, 2025
Additional Information (unaudited) (continued)

The Board, including the Independent Directors, concluded that the fees (including the management fee) and expenses that the Fund is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the Fund, are reasonable given the nature, extent and quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Board considered information from the Adviser concerning whether economies of scale would be realized as the fund grows, and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders. The Board, including the Independent Directors, concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Board reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the fund, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Board, including the Independent Directors, concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Board reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Fund. The Board, including the Independent Directors, concluded that the Adviser generally does not directly use the Fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the fund. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors

The Board, including the Independent Directors, concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Investment Advisory Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Board. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Investment Advisory Agreement. It was noted that it was the judgment of the Board, including the Independent Directors, that approval of the Investment Advisory Agreement, was in the best interests of the Fund and its stockholders. The Board, and separately, all of the Independent Directors, therefore unanimously concluded that the Investment Advisory Agreement between the Fund and the Adviser, is fair and reasonable in light of the services provided and should be renewed.

Tortoise	37

Additional Information (unaudited) (continued)

Fund Investment Objectives, Policies and Risks

Changes in the Last Fiscal Year

During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

Tortoise Energy Infrastructure Corporation (TYG)

TYG’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. Under normal circumstances, TYG invests at least 90% of its total investments, defined as the value of all investments reported as total investments in its schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Additionally energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.

As a regulated investment company, TYG may invest up to 25% of its total assets in MLPs. TYG may invest up to 30% of its total investments in restricted securities, primarily through direct placements. Subject to this policy, TYG may invest without limitation in illiquid securities. The types of restricted securities that TYG may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of all of TYG’s investments in private companies that do not have any publicly traded shares or units are limited to 5% of its total investments.

TYG may invest up to 25% of its total investments in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B– by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

TYG will not invest more than 10% of its total investments in a single issuer or engage in short sales. TYG may write covered call options, up to 10% of its total investments. These investment restrictions described above apply at the time of purchase, and TYG will not be required to reduce a position due solely to market value fluctuations.

TYG may change these non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of TYG’s total investments in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders.

Under adverse market or economic conditions, TYG may invest up to 100% of its total investments in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or may hold cash. To the extent TYG invests in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in TYG not achieving, its investment objective.

TYG also may invest in short-term securities or cash pending investment of any offering proceeds to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on energy infrastructure companies or yields on lower rated fixed income securities.

Leverage. TYG’s policy is to utilize leverage in an amount that on average represents approximately 25% of its total assets. TYG considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% - 30%.

TYG may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from its leveraged capital structure. TYG does not intend to hedge the interest rate risk of its portfolio holdings. Accordingly, if no leverage is outstanding, TYG currently does not expect to engage in interest rate transactions. Interest rate transactions that TYG may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings.

38	Tortoise

2025 Annual Report | November 30, 2025
Additional Information (unaudited) (continued)

Principal Risk Factors

The Fund’s NAV, ability to make distributions, ability to service debt securities and preferred stock, and ability to meet asset coverage requirements depends on the performance of the investment portfolio. The performance of the Fund’s investment portfolio is subject to a number of risks. Risks for the Fund are set out below:

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of energy infrastructure entities in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of energy infrastructure entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. Energy infrastructure entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the energy infrastructure sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk. Under normal circumstances, we concentrate our investments in the energy infrastructure sector. The primary risks inherent in investments in entities in the energy infrastructure sector include the following: (1) the performance and level of distributions of energy infrastructure entities can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect energy infrastructure entities’ revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced and (4) a rising interest rate environment could increase the cost of capital for energy infrastructure entities.

Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Equity Securities Risk. Equity securities, including MLP common units, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward the energy infrastructure sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities.

Smaller Company Securities Risk. Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Debt Securities Risk: Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk.

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity.

Tortoise	39

Additional Information (unaudited) (continued)

Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Restricted Security Risk. We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Liquidity Risk. Certain energy infrastructure securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Tax Risk. We have elected to be treated, and intend to qualify each year, as a “regulated investment company” (“RIC”) under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.

Non-Diversification Risk. We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

40	Tortoise

2025 Annual Report | November 30, 2025
Additional Information (unaudited) (continued)

Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings.

Delay in Use of Proceeds Risk. Although we expect to fully invest the net proceeds of any offering within three months after the closing of the offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and volumes of the securities of midstream energy entities are not favorable at the time or for other reasons.

Valuation Risk. We may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

Competition Risk. At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time, a number of alternative vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or distribution payments.

Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser has been managing our portfolio since we began operations in February 2004. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Subsidiary Risks. By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all of the protections of the 1940 Act. However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board of Directors will have oversight responsibility for the investment activities of the Company, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary if formed could result in our inability or the inability of the Subsidiaries to operate as expected and could adversely affect the Company.

Additional Risks to Common Stockholders

Leverage Risk. We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. Weakness in the credit markets may cause our leverage costs to increase and there is a risk that we may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if we are otherwise required to reduce our leverage, we may not be able to maintain common stock distributions at historical levels and common stockholders will bear any costs associated with selling portfolio securities. If our net asset value of our portfolio declines or remains subject to heightened market volatility, there is an increased risk that we will be unable to maintain coverage ratios for debt securities and preferred stock mandated by the 1940 Act, rating agency guidelines or contractual terms of bank lending facilities or privately placed notes. If we do not cure any deficiencies within specified cure periods, we will be required to redeem such senior securities in amounts that are sufficient to restore the required coverage ratios or, in some cases, offer to redeem all of such securities. As a result, we may be required to sell portfolio securities at inopportune times, and we may incur significant losses upon the sale of such securities. There is no assurance that a leveraging strategy will be successful.

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

Tortoise	41

Additional Information (unaudited) (continued)

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities, include the following:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to debt securities or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

42	Tortoise

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

(913) 981-1020

(913) 981-1021 (fax)

www.tortoisecapital.com

Board of Directors of

Tortoise Energy Infrastructure Corp.

Tom Florence, Chairman

Tortoise Capital Advisors, L.L.C.

Carrie Schoffman

Independent

Conrad S. Ciccotello

Independent

Alexandra Herger

Independent

Andrew J. Iseman

Independent

Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan St.

Milwaukee, Wis. 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wis. 53212

Transfer, Dividend Disbursing

and Reinvestment Agent

Computershare Trust Company, N.A. /

Computershare Inc.

P.O. Box 30170

College Station, Tex. 77842-3170

(800) 426-5523

www.computershare.com

Legal Counsel

Husch Blackwell LLP

4801 Main St.

Kansas City, Mo. 64112

Investor Relations

(866) 362-9331

info@tortoisecapital.com

Stock Symbols

Listed NYSE Symbols: TYG

This report is for stockholder information. This is not a

prospectus intended for use in the purchase or sale of fund

shares. Past performance is no guarantee of future

results and your investment may be worth more or

less at the time you sell.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

www.tortoisecapital.com

(b)      Not applicable.

Item 2.       Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, the Registrant adopted an updated Code of Ethics. The amendments were not material to the substantive standards of conduct and did not result in any waiver of the Code’s provisions. The Registrant did not grant any waivers from any provisions of the Code of Ethics during the period covered by this report.

Item 3.       Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mrs. Carrie R. Schoffman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a) - (d) The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2025	FYE 11/30/2024
Audit Fees	$146,135	$180,814
Audit-Related Fees	—	—
Tax Fees	$24,037	$26,103
All Other Fees	—	—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimis thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant.

(e)(2) None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimis exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) In the Registrant’s fiscal years ended November 30, 2025, and 2024, the Adviser was billed approximately $40,000 and $35,300 in fees, respectively, for tax and other non-audit services provided to the Adviser. In the Registrant’s fiscal year ended November 30, 2025, and fiscal year ended November 30, 2024, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $24,037 and $26,103, respectively. In the Registrant’s fiscal year ended November 30, 2025 and fiscal year ended November 30, 2024, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant was $64,037 and $61,403, respectively.

(h) The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

(i) - (j) Not applicable.

Item 5.       Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mrs. Carrie R. Schoffman, Mr. Conrad S. Ciccotello, Ms. Alexandra A. Herger, and Mr. Andrew J. Iseman.

Item 6.       Investments.

(a)      Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b)      Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

At a meeting held on April 3, 2025, the Board of Directors of Tortoise Energy Infrastructure Corporation (the “Fund”) approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Fund’s independent registered public accounting firm for the year ended November 30, 2024. On April 8, 2025, the Fund notified Ernst & Young LLP of the Fund’s engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm.

The reports of Ernst & Young LLP, the previous independent registered public accounting firm for the Fund, on the Fund’s financial statements as of and for the fiscal years ended November 30, 2024 and November 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 3, 2025: (i) there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to the Fund, other than the material weakness in internal controls identified by management and EY which existed during the fiscal year ended November 30, 2022 (as previously disclosed in certain required regulatory filings) related to accounting for income taxes with respect to the Fund’s anticipated conversion from a Corporation to a Regulated Investment Company for federal income tax purposes. As of November 30, 2023, the material weakness was remediated.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

A discussion of the material factors and the conclusions with respect to the board of directors’ approval of the continuation of the Registrant’s investment management agreement is included in the Registrant’s annual report to stockholders for the year ended November 30, 2025.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2025.

Portfolio Managers

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr. Biographical information about each portfolio manager named above as of the date of this filing is set forth below.

Name and Address*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens	N/A

Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2006.

James R. Mick	N/A

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2011 to June 2012; Research analyst of the Adviser from 2006 to 2011. CFA designation since 2010.

Matthew G.P. Sallee	Chief Executive Officer since June 2024; President since June 2015

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.

Robert J. Thummel, Jr.	N/A

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019.

____________

*        The address of each portfolio manager is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2025:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
Registered investment companies	4	$3,987,801,296	—	—
Other pooled investment vehicles	1	$67,643,340	—	—
Other accounts	337	$3,015,807,577	8	$957,067,560
James R. Mick
Registered investment companies	5	$4,022,509,390	—	—
Other pooled investment vehicles	1	$67,643,340	—	—
Other accounts	337	$3,015,807,577	8	$957,067,560
Matthew G.P. Sallee
Registered investment companies	5	$4,022,509,390	—	—
Other pooled investment vehicles	1	$67,643,340	—	—
Other accounts	337	$3,015,807,577	8	$957,067,560
Robert J. Thummel, Jr.
Registered investment companies	5	$4,022,509,390	—	—
Other pooled investment vehicles	1	$67,643,340	—	—
Other accounts	337	$3,015,807,577	8	$957,067,560

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser by that other fund or client. Any of the Adviser’s or its affiliates’ proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions. In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent that the Adviser sources and structures private investments, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of or related to companies about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded company securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Kessens, Mick, Sallee, or Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Kessens, Mick, Sallee, and Thummel has entered into an employment agreement with the Adviser. Under these employment-related contracts, they receive base compensation and are eligible for an annual discretionary cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Kessens, Mick, Sallee, and Thummel are normal and customary employee benefits generally available to all full-time employees. Messrs. Kessens owns an equity interest in Tortoise Parent Holdco LLC, that indirectly wholly owns the Adviser, and thus benefits from increases in the net income of the organization.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2025:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Brian A. Kessens	$50,001 - $100,000
James R. Mick	$10,001 - $50,000
Matthew G.P. Sallee	Above $100,000
Robert J. Thummel, Jr.	$10,001 - $50,000

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/25-6/30/25	—	$—	—	$—
Month #2 7/1/25-7/31/25	—	$—	—	$—
Month #3 8/1/25-8/31/25	—	$—	—	$—
Month #4 9/1/25-9/30/25	—	$—	—	$—
Month #5 10/1/25-10/31/25	—	$—	—	$—
Month #6 11/1/25-11/30/25	—	$—	—	$—
Total	—	$—	—	$—

Item 15.     Submission of Matters to a Vote of Security Holders.

None.

Item 16.     Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed.

Not applicable — no officers of the Registrant are compensated by the Registrant.

(a)(3) A separate certification for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-2(a)). Filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(a)(5) Disclosure of Change in Independent Registered Public Accounting Firm. Furnished herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation
By (Signature and Title)	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer
Date February 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer
Date February 6, 2026
By (Signature and Title)	/s/ Sean Wickliffe
Sean Wickliffe, Principal Financial Officer and Treasurer
Date February 6, 2026